Founded in 2011 | Located in El Monte, CA | NASDAQ:FLGT Investor Presentation August 1, 2025

Disclaimer Forward-Looking Statements and Market Data This presentation contains forward-looking statements, which are statements other than those of historical facts and which represent the estimates and expectations of Fulgent Genetics, Inc. (the “Company” or “Fulgent”) about future events based on current views and assumptions. Examples of forward-looking statements made in this presentation include, among others, those related to long-term upside or value, management of risk, anticipated growth and positioning, addressable market estimates, the Company’s mission, vision and strategies, the success of its business model and strategy, anticipated future revenue and guidance, evaluations and judgments regarding the Company’s business, products, technologies, competitive landscape, scalability, plans regarding development and launch of potential future products, and any businesses the Company may seek to acquire or has acquired or has invested in or may seek to invest in, including statements regarding Fulgent Pharma Holdings, Inc. (“Fulgent Pharma”), Inform Diagnostics, CSI Laboratories, and any potential synergies, or transformation of the Company’s business, long-term visions and strategies, including, with respect to Fulgent Pharma, those designated to create a vertically integrated solution for cancer care, the clinical development of Fulgent Pharma’s pipeline and related statements and assumptions regarding development timelines, any potentially accelerated pathway for regulatory approval, the potential safety and efficacy of the nanodrug delivery platform and any related therapeutic candidates, the potential market size for these candidates and platforms and the value of available data, including genomic data, the Company’s research and development efforts, including any implications that the results of earlier clinical trials will be representative or consistent with later clinical trials, the expected timing or timing of enrollment for these clinical trials or that interim or preliminary data will be representative of the final data or results of these trials, and guidance regarding the Company’s future performance and results of operations, including any cash or cash equivalent resource projections. The Company’s views and assumptions on which these forward-looking statements are based may prove to be incorrect. As a result, matters discussed in any forward-looking statements are subject to risks, uncertainties and changes in circumstances that may cause actual results to differ materially from those discussed or implied by any forward-looking statements. Important factors that could cause actual results to differ materially from those implied by forward-looking statements are disclosed under “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s reports filed with the Securities and Exchange Commission ("SEC"), including its annual report on Form 10-K filed on February 28, 2025, and other reports it files from time to time. Because of these factors, you should not rely upon forward-looking statements as predictions of future events. The forward-looking statements in this presentation are made only as of the date hereof, and, except as required by law, the Company assumes no obligation to update any forward-looking statements in the future. The Company’s reports filed with the SEC, including its annual report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 28, 2025, and the other reports it files from time to time, including subsequently filed annual, quarterly and current reports, are made available on the Company’s website upon their filing with the SEC. These reports contain more information about the Company, its business and the risks affecting its business, as well as its results of operations for the periods covered by the financial results included in this presentation. This presentation also includes market data and forecasts with respect to the industry in which the Company operates. In some cases, the Company relies upon and refers to market data and certain industry forecasts that have been obtained from third-party surveys, market research, consultant surveys, publicly available information and industry publications that the Company believes to be reliable. These data and estimates involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Non-GAAP Financial Measures This presentation contains certain supplemental financial measures that are not calculated pursuant to U.S. generally accepted accounting principles (“GAAP”). These non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. A reconciliation of non-GAAP measures to GAAP measures is contained in this presentation.

Leadership Team Seasoned legal and privacy professional with nearly two decades of legal experience Privacy Law Specialist; Certified Information Privacy Manager; Certified Information Privacy Professional and an Advisory Board Member with the International Association of Privacy Professionals J.D. from Duke University School of Law Brandon Perthuis Chief Commercial Officer Natalie Prescott General Counsel & Chief Privacy Officer Ming Hsieh Chief Executive Officer Dr. Harry Gao Lab Director and Chief Scientific Officer James Xie President and Chief Operating Officer Paul Kim Chief Financial Officer Extensive experience leading genetic testing commercialization programs since 2003 Previously VP of Sales and Marketing of the Medical Genetics Laboratory at Baylor College of Medicine Prior to Baylor, held senior roles at PerkinElmer, Inc. and Spectral Genomics, Inc. B.S. in Biomedical Science Responsible for managing all global operations, product vision and product engineering Served as an SVP of Cogent Systems, Inc. B.A. in Engineering, M.S. in Industrial Engineering and an M.S. in Computer Science Experienced financial leader and Certified Public Accountant Previously CFO of Cogent Systems, Inc.; sold to 3M for $943M in 2010 B.A. in Economics from University of California at Berkeley Previously Lab Director at City of Hope Clinical molecular genetics training fellowship and post-doctoral fellowship at Harvard Medical School M.S. in Immunology, and M.D. and Ph.D. in Microbiology, Immunology, and Medical Genetics Experienced operational leader, entrepreneur and philanthropist Previously CEO, President, and Chairman of Cogent Systems, Inc. Member of the National Academy of Engineering; Fellow of the National Academy of Inventors; Trustee of USC Dr. Ray Yin President, Pharma Founder & CEO, ANP Technologies, Inc. Former Team Leader of Nanobiotechnology for Chem/Bio Defense, U.S. Army Research Laboratory Holder of 46 drug delivery/detection patents

About Fulgent We are a premier global, technology-based genetic testing company focused on transforming patient care in oncology, infectious and rare diseases, and reproductive health. Mission Develop flexible and affordable diagnostics and therapeutics that improve the everyday lives of those around us. Core Values Innovation Customer Service and Commitment Quality and Efficiency Our People Strategy Leverage our proprietary technology platform for broad application Further clinical/regulatory program for Pharma Operational excellence Disciplined M&A

LABORATORY SERVICES

Well-positioned to execute on a growth strategy that includes organic and inorganic initiatives, including: Transformational acquisition of Inform Diagnostics Ramping of CSI Labs Scaling partnerships Potential future acquisitions with a strategy of short- and long-term ROI, tangible synergies, and efficient capital deployment 1 2 3 $82M Q2 Revenue +16% Q2 Year-over-Year Core Revenue Increase 18,400+ GENES | 900+ PANELS CUSTOMIZABLE OFFERINGS Positioned for Growth Proprietary technology platform allows for rapid scaling of a broad, flexible test menu Next-generation sequencing (NGS) platform complemented with growing portfolio of emerging testing technologies with a focus on oncology 6

Platform and Capabilities Across 3 Divisions Precision Diagnostics Reproductive Health Oncology / Liquid Biopsy Rare Disease Neurogenetics BioPharma Services Anatomic Pathology Laboratory Services Dermatopathology Gastrointestinal (GI) Genitourinary (GU) GSP Spatial Phenotyping Exome/Genome sequencing RNA sequencing Single Cell sequencing

Target Market Opportunity Cancer Diagnostics $80B market1 Market sizes sourced from Wall Street equity research Market size sourced from Frost & Sullivan, October 2022 Market size sourced from Research and Markets, April 2022 $18B market1 Early Detection / Liquid Biopsy Reproductive Health $8B market2 BioPharma Services $50B market3 Genes & Panels Tumor Profiling Known Mutation Newborn Genetics Hereditary Cancer Carrier Screens Genomic Testing Sequencing Service Infectious Disease Spatial Biology

What Sets Fulgent Diagnostics Apart? Technology Platform A New Approach to NGS Proprietary probes and engineered chemistry Comparison and suppression algorithms Comprehensive analytics powered by AI and ML Extensive Test Menu Leads to a Broader Test Menu 18,400+ single-gene tests (1) 900+ panels Whole Genome and Exome Flexibility enables custom tests for any genes or conditions Preset panels have grown 350% since IPO in 2016 Superior Cost Structure And a Better Cost Structure Lab efficiencies, automation and scale have translated to a sustainable cost structure Partnerships create leverage with sales and marketing Process 100% of volume without the need for outsourcing Represents genes covered by single-gene tests. 9

Patients and Providers Research Portal …Provides a Multitude of Advantages Broad test menu Ability to rapidly develop and launch new tests Customizable test offerings Lower costs per billable test High efficiency Proprietary Technology Platform Differentiated Technology... Engineered genetic biochemistry, including reagents and probes Data suppression and comparison algorithms Adaptive learning software Automated reporting Web Services for: Clinical Workflow for: Cancer Carrier Exome Genome Methylation Mitochondrial Rent-a-lane Sequencing Services: WGS/WES RNA Oncology Single Cell Pipeline Services: Curation Tools Curation Content Curation Cloud: Report Editor Curation Warehouse Dry Lab Service Data Analysis Germline Somatic Custom Lab Workflow: Wet Lab Auto Lab Record Management: Patient Record BioBank FulgentDB Fulgent and Picture Websites Benefit Analysis Mito Other 10

Comprehensive Anatomic Pathology Services Specialized Oncology Testing Recent Traction with: Hereditary Cancer Cardiovascular Genetics Reproductive Health Neurodegenerative Genetics Newly launched pharmacogenetic test Aggressively expanding sales and commercial organization Wide Array of Technologies Services Include: Flow cytometry Cytogenetic analysis Fluorescence in-situ hybridization (FISH) Immunohistochemistry Molecular genetics Consultations in hematopathology and surgical pathology NGS Broad Capabilities Next Generation Sequencing Opportunities Broad Capabilities Breast pathology Gastrointestinal pathology Dermatopathology Urologic pathology Neuropathology Managed care contract network and physician relationships leveraged to provide diagnostic products and services complementary to Fulgent’s portfolio Expansive geographic presence with several CLIA-licensed laboratories across the United States

Scalable and Affordable Menu for Customers Large Panel Small Panel Focus Panel Single-Gene / Custom Comprehensive Panel Average Sales Price / Test Whole Genome Whole Exome Clinical Exome GREATER OFFERINGS THAN LEADING COMPETITORS CNV+ MANY COMPETITORS DO NOT OFFER Flow Cytometry FISH Histopathology Cytogenetics Molecular

NGS Testing – Offerings Site-Specific Testing Known Mutation Focus (50 Genes) Comprehensive (154 Genes) Somatic Cancer Panels 20 Panels Repeat Expansion 18,400+ Genes Single Gene 800+ Panels Customizable Panels Disease Panels Clinical Exome (6,700+ Genes) Whole Exome Exome Tests

NGS Testing – Germline Oncology Test Menu Fulgent Focus Cancer Panels Fulgent Comprehensive Cancer Panels Customizable: Add additional cancer genes or panels at no charge Genes: 50 Methods: NGS & Del/Dup Coverage: 99% at 50x Del/Dup ≥ 1 Exon TAT: 2 – 3 Weeks Customizable: Add additional cancer genes or panels at no charge Methods: NGS & Del/Dup Genes: 154 Coverage: 99% at 50x Del/Dup ≥ 1 Exon TAT: 2 – 3 Weeks Focused Comprehensive

Oncology Testing Platforms Expansive heme and solid tumor menu STAT testing available - PML/RARA <1 day TAT CD138 cell enrichment for PCM 3-5 day turnaround time 225+ stains Platform agnostic Roche, Agilent and Leica IHC Three levels of service – Tech, Global, Consultative PD-L1 - Various IVD platforms and indications <1-2 day turnaround time Hematology and solid tumor menu Extensive single gene menu NGS Solid tumor liquid biopsy NGS offering 5-7 day turnaround time [NGS 8-10 days] Oncology and constitutional >20% abnormality detection rate Mitogen stimulation/dual culture DSP30 (detection of B-cell disorders) Interleukin 4 for plasma cell myeloma Phytohemagglutinin and Interleukin 2 (detection of T-cell disorders) Children’s Oncology Group approved 5-7 day turnaround time FISH Histology Cytogenetics Flow Cytometry Molecular 10-color platform Comprehensive panel design High-sensitivity for paroxysmal nocturnal hemoglobinuria Expert analysis and interpretation 12-24 hour turnaround time

NGS Testing – Rapid Whole Genome Covers >4,000 single gene disorders Fast turn around time (7-10 days) Focused reporting of diagnostic findings only Designed for critically ill infants in the NICU/PICU to rapidly diagnose genetic disorders Multiple congenital anomalies Inborn errors of metabolism Immunodeficiency Respiratory distress Epilepsy Ideal for Infants Experiencing: 20 out of the 35 infants (57%) received a diagnosis 13 out of the 20 diagnosed infants (65%) had clinical usefulness for treatment In a Retrospective Analysis of Diagnostic and Clinical Finding with 35 Acutely Ill Infants (2015): TAT of 7-10 Days

The Focus Carrier screen is a pan-ethnic screen that looks for pathogenic mutations known to cause autosomal recessive and X-linked disorders Gene Count: 30 The Ashkenazi Jewish carrier screens for pathogenic carrier variants known to cause recessive genetic disorders Gene Count: 61 The ACOG/ACMG panel screens for common genetic disorders seen in the general population Gene Count: 6 One of the largest panels available for those seeking the most comprehensive testing option Gene Count: 787 The Expanded Panel screens for more than 400 recessive and X-linked conditions that covers people of all ethnic backgrounds Gene Count: 427 NGS Testing – Panel Deep Dive NGS of entire genes, not just hotspots Deletion and duplication analysis Proprietary algorithms for pseudogenes TAT: 2 Weeks Beacon Carrier Screening Beacon ACOG / ACMG Guidelines Panel Beacon Ashkenazi Jewish Panel Beacon Focus Panel Beacon Expanded Panel Beacon787 Panel Comprehensive Beacon Carrier Screening Tests

Prenatal Screening for Genetic Conditions

Technology NGS Comprehensive NIPS utilizing coordinative allele-aware target enrichment (COATE) suppresses allelic hybridization bias Dual end sequencing retains cfDNA fragmentation characteristics Multi-dimensional analyses for allelic ratios, read-depth, cfDNA fragmentation pattern KNOVA technology is using features from both commonly used methods of NIPT (SNP-based and MPSS/counting methods). Additionally, we use proprietary technology that helps us better differentiate between maternal and fetal DNA. All of this increases the sensitivity and specificity of our test for both aneuploidies and monogenic conditions.

Fulgent NIPT/NIPS – Full Panel Aneuploidies - 6 13, 15, 16, 18, 21, 22 Aneuploidies (sex chr) Monosomy X (Turner), XXY (Kleinfelter), XXX (Triple X), XYY (Jacob) Microdeletions - 12 1p36; 2q33.1; 4p16; 5p15; 8q23; 9p; 11q23-25; 15q11.2-q13; 17p11.2; 18q; 18p; 22q11.2 Single genes - 56 ASXL1, BRAF, CBL, CD96, CDKL5, CHD7, COL10A1, COL11A1, COL1A1, COL1A2, COL2A1, EBP, EFNB1, ERF, FGFR1, FGFR2, FGFR3, FLNB, FREM1, GLI3, HDAC8, HNRNPK, HRAS, KAT6B, KMT2D, KRAS, LMNA, MAP2K1, MAP2K2, MECP2, NIPBL, NRAS, NSD1, NSDHL, PTPN11, RAD21, RAF1, RIT1, RUNX2, SHOC2, SKI, SLC25A24, SMC1A, SMC3, SNRPB, SOS1, SOS2, SOX9, SPECC1L, STAT3, TCF12, TRAF7, TSC1, TSC2, TWIST1, ZIC1

Detection Rates of KNOVA in High-Risk Pregnancies Aneuploidies - 6 13, 15, 16, 18, 21, 22 Aneuploidies (sex chr) Monosomy X (Turner), XXY (Kleinfelter), XXX (Triple X), XYY (Jacob) Microdeletions - 12 1p36; 2q33.1; 4p16; 5p15; 8q23; 9p; 11q23-25; 15q11.2-q13; 17p11.2; 18q; 18p; 22q11.2 Single genes - 56 ASXL1, BRAF, CBL, CD96, CDKL5, CHD7, COL10A1, COL11A1, COL1A1, COL1A2, COL2A1, EBP, EFNB1, ERF, FGFR1, FGFR2, FGFR3, FLNB, FREM1, GLI3, HDAC8, HNRNPK, HRAS, KAT6B, KMT2D, KRAS, LMNA, MAP2K1, MAP2K2, MECP2, NIPBL, NRAS, NSD1, NSDHL, PTPN11, RAD21, RAF1, RIT1, RUNX2, SHOC2, SKI, SLC25A24, SMC1A, SMC3, SNRPB, SOS1, SOS2, SOX9, SPECC1L, STAT3, TCF12, TRAF7, TSC1, TSC2, TWIST1, ZIC1 The detection rate was increased by 60.7% using KNOVA compared to standard NIPS in pregnancies with fetal anomalies.

Parenting Screens adults to determine their carrier status for recessive genetic disorders Newborn Screens newborns for genes associated with various severe genetic conditions Wellness Screens adults for genetic variants that indicate disease risk PD Aware Assesses genetic risk for Parkinson's Disease Consumer Initiated Tests – Picture Genetics Targeting the Large Consumer Market with Picture Genetics Launched in 2019 with significant growth amid COVID-19 A consumer-focused offering that merges clinical utility with accuracy of an accredited lab Extends Fulgent’s NGS capabilities to a broader market Validated by successfully scaling to hundreds of thousands of tests performed within months for COVID-19, after receiving an EUA Genetic tests utilizes complete sequencing (vs genotyping) by NGS analysis for better, more accurate results Patient-friendly with easy to use “order from home” model – no doctor office visits or insurance necessary, though many tests are eligible for reimbursement Select full service offering that includes analysis and genetic counseling support PGx Pharmacogenetic test that provides genetic insights on drug response

THERAPEUTIC DEVELOPMENT

Nano-Drug Delivery Platform Overview Many drug candidates in the industry failed during preclinical and clinical development and testing due to poor water solubility Nanoencapsulation produces amorphous drug candidates with improved solubility and potentially enhanced absorption, drug PK profiles, safety and efficacy Broadly applicable to both IV and oral drug delivery formulations Potentially shortened development timeline Plug and play drug delivery platform provides multiple shots on goal Simple and low-cost production process Platform Advantage: Soluble in both water and various organic solvents and capable of hot melt mixing with APIs

FID-007 Program Overview Note: all findings are preliminary DCR includes Stable Disease (SD), Partial Response (PR), Complete Response (CR) FID-007 Phase 1/1b Preliminary Highlights (as of 6/2/24): H&N Cancer 45% ORR and 72% DCR were observed in 11 heavily treated HNSCC patients. Among them, 3 out of the 5 patients who achieved a PR had received prior taxane. FID-007 Phase 1/1b First in Human Clinical Trial – Preliminary Findings (n=46 patients) Dose levels up to 160 mg/m2/week with manageable safety profile RP2D at 125 mg/m2/week There is preliminary evidence of anti-tumor activity in 46 heavily pre-treated patients across different tumor types (ORR = 17%) No high-grade neuropathy often seen in other taxanes Updated clinical data presented at ASCO 2024 FID-007 Plus Cetuximab Phase 2 Update (as of 8/1/25): H&N Cancer Multiple clinical sites activated (USC, Moffitt, City of Hope, etc.) with 32 patients dosed.

FID-007 Clinical Data Presented at ASCO 2024

Potential Market Opportunity for FID-007 Pancreatic H&N1 $1.86B in 2025 $2.1B by 2035 Note: U.S. opportunity shown Sources: Evaluate Pharma, Wall Street research, and management pricing expectations Head & Neck, or H&N, market opportunity for both 2nd line and 3rd line therapy Initial Indication Subsequent Indications Breast Ampullary NSCLC

Pipeline Progress FID-007: wholly-owned drug candidate initially focused on Head & Neck (H&N), Pancreatic/Ampullary cancers Phase 2 trial ongoing for 2nd line treatment of H&N cancer FID-022 Phase 1 trial ongoing Potential FDA approval strategy uses 505(b)(2) studies, which may shorten clinical trial process and accelerate timeline to commercialization Developing a next generation antibody drug conjugate (ADC) technology platform that could potentially have better efficacy over various tumors with a broad range of target antigen expression levels when compared to some of the upper ADC benchmarks on the market FID-007 Drug Candidates Preclinical Target Indication Milestones Cytotoxic Head and Neck (H&N) (505(b)(2)) Complete P2 Enrollment by YE25 Ampullary or ICI Resistant (505(b)(2)) Go/No-go Based on H&N Study Clinical P1 Clinical P2 Clinical P3 FID-022 Cytotoxic Colon, Pancreatic, Ovarian, Bile Duct (505(b)(2)) Began P1 in Mid-2025 ADCs Undisclosed Solid Tumors

FINANCIALS

Summary Financial Performance $82M Core Revenue1 in Q2’25 $(25)M Last Twelve Months (LTM) Operating Cash Flow as of Q2’25 16% growth year-over-year Core Revenue excludes NGS COVID-19 test volume +14% year-over-year ($ in thousands)

Financial Performance: Revenue and Gross Margin Core Revenue excludes NGS COVID-19 test volume ($ in thousands) ($ in thousands) ($ in thousands) ($ in thousands)

2025 Financial Guidance Core Revenue excludes NGS COVID-19 test revenue for more accurate year over year comparison purposes. Cash expenditures may be higher or lower than currently estimated due to a variety of facts and circumstances, including as a result of the Company’s ongoing stock repurchase program or other expenditures outside of ordinary course, including M&A. Expected Cash, cash equivalents, and investments in marketable securities of approximately $770 million as of December 31, 20252

Balance Sheet

Non-GAAP Financial Adjustments

THANK YOU

Founded in 2011 | Located in El Monte, CA | NASDAQ:FLGT